Exhibit 99.1

VFS US LLC, as Administrator for Volvo Financial Equipment LLC, Series 2020-1

7025 Albert Pick Road, Suite 105

Greensboro, NC 27409

Report of Independent Accountants on Applying

Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by VFS US LLC (the “Company”), J.P. Morgan Securities LLC, BNP Paribas Securities Corp, and HSBC Securities (USA) Inc. (the “Underwriters”), who are collectively referred to herein as the “Specified Parties,” relating to certain attributes of the collateral assets included in the securitization, pursuant to the offering of Volvo Financial Equipment LLC, Series 2020-1 (the “Transaction”). VFS US LLC is responsible for the accuracy of certain attributes of the collateral assets which may be included in the Transaction (the “Responsible Party”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties requested that we randomly select a sample of 100 assets from the Asset List (as defined within) and perform the agreed upon procedures on the selected sample assets which the Company represented may be be included in the final pool of assets sold as part of the Transaction. The sufficiency of the sample size and the method for selecting the sample is solely the responsibility of the Specified Parties.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017 T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2020-1

September 3, 2020

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this letter, we performed agreed-upon procedures with respect to certain information related to a pool of equipment receivables (the “Equipment Receivables”) which may be purchased and owned by the Issuer.

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to July 31, 2020.

•	The phrase “Asset List” refers to a listing of assets provided to us by the Company on August 10, 2020 in an excel document titled “Asset List_VFET2020-1_PwC_vF.xlsx”, which the Company represented contains the listing of the assets which may be included in the Transaction as of the Cut-off Date.

•	The phrase “Loan Data Tape” refers to a detailed listing of loans provided to us by the Company on August 17, 2020 in an excel document titled “Data Tape_073120_vF.xlsx” which included certain attributes related to the Equipment Receivables as of the Cut-off Date.

•	The phrase “Sample” refers to a sample of 100 assets randomly selected from the Asset List which were included in the Loan Data Tape. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the Loan Data Tape based on the sample size and results of the procedures performed.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2020-1

September 3, 2020

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and/or documents related to the Sample loans:

Electronic versions of, or access to, various files or collections of documentation including the following, as applicable (the “Loan File”):

1.	Credit and Pricing Summary Files

2.	Insurance Documents (Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form)

3.	Borrower contract, including any modification agreements (as applicable), represented by one of the following documents, as applicable (the “Equipment Receivables Note”):

•	Secured Promissory Note,
•	Credit and Sales Contract,
•	Direct Loan Contract,
•	Master Loan and Security Agreement, or
•	End of Term Promissory Note

4.	Security of Perfection Document, represented by one of the following documents:

•	UCC Financing Statement,
•	Application for Title,
•	or the Certification of Titling

5.	VFS US LLC contract management system screens (“Infolease”)

6.	Infolease screenshot containing equipment type codes (“Asset Code Mapping File”)

7.	With respect to Sample #93, we were provided with a copy of the customer invoice (“Customer Invoice”), which the Company represents contains the Borrower Mailing State.

8.	With respect to Sample #’s 12, 13, and 14, we were provided with the affidavit of out-of-state execution (“Affidavit of Out-of-State Execution”), stating that the contract was executed in the state of Alabama, which the Company represents is the Borrower Mailing State.

Our comparisons with respect to the Sample loans were made using electronic versions of the original Equipment Receivables Note and other related documents and/or copies of such note and other related documents obtained from the respective Loan File.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2020-1

September 3, 2020

II.	Procedures Performed

1)	For each Sample asset, we compared the attributes specified in the table below (“Specified Attributes”), as set forth in the Loan Data Tape, to the corresponding information contained in the Loan File, and found such Specified Attributes to be in agreement with the corresponding sources, except as listed in Exhibit I.

	Specified Attribute	Loan Data Tape Field	Primary Source File
a.	Loan Identification Number	Asset ID	“Asset ID” field on the VFS US LLC contract management system screens (Infolease)
b.	Borrower Mailing State	crARState

Equipment Receivables Note

As instructed by the Company, if the Borrower Mailing State is not listed on the Equipment Receivables Note or the state listed on the Equipment Receivables Note does not agree to the Loan Data Tape, then we used the state noted in the “Address(es) of Location(s) of Primary Domicile or Garage of Equipment on the Equipment” or “Address where Equipment will be located” fields of the Equipment Receivables Note, or one of the following documents was provided:

•         Customer Invoice,

•         Credit Application, or

•         Affidavit of Out-of-State Execution.

c.	Contract Date	crBookingDate	“Booking Date” field on the VFS US LLC contract management system screens (Infolease)
d.	Original Principal Balance	crOriginalCost

“Gross Equipment Cost” or “Amount to Finance” field on the Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the Original Principal Balance was considered to be in agreement if the difference was within $1.

We identified one (1) exception with respect to this procedure 1d., which has been reported in Exhibit I.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2020-1

September 3, 2020

	Specified Attribute	Loan Data Tape Field	Primary Source File
e.	Original Loan Term	crOriginalTerm

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the following methodology was used to determine the original loan term

•      “Stub” payments counted as a month if the stub payment crossed a calendar month end and the timing of the payment was “arr”, and

•      all other payments that were not “Stub” payments were counted as the corresponding number of monthly payments due per the payment schedule.

f.	Equipment Type	mtEquipmentDesc

“Asset Code” field on the VFS US LLC contract management system screens (Infolease)

As instructed by the Company, the Asset Code Mapping File was used to link the Asset Code field from the Infolease screens to the Equipment_Description field listed in the Loan Data Tape.

As instructed the Company, the Equipment Type “COMPACT LOADERS” was considered equivalent to “COMAPCT LOADERS”.

g.	New or Used	mtNewUsed	“New/Used Code” field on the VFS US LLC contract management system screens (Infolease)

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2020-1

September 3, 2020

	Specified Attribute	Loan Data Tape Field	Primary Source File
h.	Balloon Amount	crResidualAmount

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the Balloon Amount was considered to be a rent payment due at the end of the lease term that is greater than the monthly periodic payments due prior to the final payment date, plus any other scheduled monthly payments that are due on the final payment date.

In the event of a disposal of an asset associated with the lease contract prior to the Cut-off Date, we were instructed by the Company to recalculate the Balloon Payment for the contract based on the balloon payment (obtained from the Credit and Pricing Summary – Booking Summary Report) multiplied by a ratio which is equal to:

a)    the Original Principal Balance for all assets associated with the lease contract less the original principal balance of the disposed asset, divided by

b)    the Original Principal Balance for all assets associated with the lease contract.

i.	Payment Frequency	Payment Frequency

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, the payment frequency was “Monthly” when specified payments are due during each consecutive month of the Loan Term, without intermittent zero-dollar payments or “skip months” (unless the zero-dollar payment was a result of re-amortizing a Balloon Amount).

Otherwise, the payment frequency was “Other”.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2020-1

September 3, 2020

	Specified Attribute	Loan Data Tape Field	Primary Source File
j.	Model Year	mtModelYear

Credit and Pricing Summary – Booking Summary Report

As instructed by the Company, for Sample # 24 we used the Model Year noted on the Equipment Receivables Note, the Security of Perfection Document, and the VFS US LLC contract management system screens (Infolease).

k.	Credit Grade	crCreditGrade	“Credit Score” field on the VFS US LLC contract management system screens (Infolease)

2)	For each Sample loan, we observed whether each Loan File contained the following documents:

•	Observation of the Company’s first lien on the equipment collateral on the Security of Perfection Document;

•	Observation of insurance coverage or insurance fee on the Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form; and

•	Signed Equipment Receivables Note.

No exceptions were noted with respect to Procedure 2.

The procedures above did not include the reading of the Loan Files in their entirety. Such procedures were limited to a comparison of the attributes enumerated above.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the collateral assets included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2020-1

September 3, 2020

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

September 3, 2020

Report of Independent Accountants on Applying Agreed-Upon Procedures

Volvo Financial Equipment LLC, Series 2020-1

September 3, 2020

Exhibit I

Exceptions

Procedure	Specified Attribute	Sample Number	Value per Loan Data Tape	Value per Primary Source File
1d.	Original Principal Balance	58	$376,419.00	$404,819.00